Exhibit 99.1
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Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plan and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic conditions and events and the impact they may have on us and our customers; ability to attract deposits and other sources of liquidity; oversupply of inventory and continued deterioration in values of California real estate, both residential and commercial; a prolonged slowdown in construction activity; changes in the financial performance and/or condition of our borrowers; changes in the level of non-performing assets and charge-offs; ability to repurchase our securities issued to the U.S. Treasury pursuant to its Capital Purchase Program; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, executive compensation and insurance) with which we and our subsidiaries must comply; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; inflation, interest rate, securities market and monetary fluctuations; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic flu; the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing and savings habits; technological changes; the ability to increase market share and control expenses; changes in the competitive environment among financial and bank holding companies and other financial service providers; continued volatility in the credit and equity markets and its effect on the general economy; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; changes in our organization, management, compensation and benefit plans; the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and other factors set forth in the Company's public reports including its Annual Report on Form 10-K for the year ended December 31, 2008, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. 2

1974 Chino Valley Bank formed 1981 CVB Financial Corp. (holding company formed) 1996 Chino Valley Bank becomes Citizens Business Bank 2001 CVB Financial listed on NASDAQ ("CVBF") on NASDAQ ("CVBF") on NASDAQ ("CVBF") on NASDAQ ("CVBF") 3

4 Largest financial institution headquartered in the Inland Empire region of Southern California Serves 39 cities with 41 business financial centers and 5 commercial banking centers throughout the Inland Empire, LA County, Orange County and the Central Valley of California Consistent profitability, with ROAA and PTPP ROAA of 1.17% and 2.01%, respectively, for the quarter ended 9/30/2009 Strong credit culture and underwriting integrity remain paramount at CVBF NPA's / Loans & OREO: 1.65% LLR / NPL's: 150% Texas Ratio: 8.8% Total Assets: $6.5 Billion Net Loans: $3.5 Billion Total Deposits: $4.0 Billion Tang. Common Equity: $587.7 Million TARP Preferred: $0 Source: Q3 2009 earnings release & company filings; Texas Ratio = (NPA's + 90 days delinquent) / (Reserves + Tang. Common Equity) Source: Q3 2009 earnings release & company filings; Texas Ratio = (NPA's + 90 days delinquent) / (Reserves + Tang. Common Equity) Operating Highlights Financial Highlights 9/30/09

Headquarters Bakersfield, CA Origin December 1980 Business Financial Centers 5 Assets $736 Million Deposits $530 Million Loans $689 Million 5

Loss sharing threshold of $144 million FDIC reimburses 80% of losses up to $144 million and 95% of any losses over threshold SJB assets acquired at a $57.6 million discount (2x loss sharing) 6

Total Assets $7.1 Billion Net Loans $4.1 Billion Total Deposits $4.5 Billion Branch Locations 51 7

8 Commercial Banking Centers Business Financial Centers New Business Financial Centers (SJB) 46 Business Financial Centers 5 Commercial Banking Centers

9 As of November 6th, 2009, with deposits of $4.7* billion, CVBF ranked 18th in California and 14th in its operating footprint by deposit market share As of June 30th, 2009, CVBF held $4.0 billion in deposits, representing an increase of 23.9% from the year earlier period Source: FDIC market share data as of 6/30/09 Note: Combined counties include San Bernardino, Los Angeles, Orange, Riverside, Tulare, Fresno, Kern, Madera, and San Joaquin. *Includes deposits acquired from San Joaquin Bank Combined Counties Deposit Market Share Share Share Share

Edward J. Biebrich Jr. Executive Vice President 27 Years 11 Years Chief Financial Officer Todd E. Hollander Executive Vice President 18 Years 1 Year Sales Division Christopher D. Myers President 24 Years 3 Years Chief Executive Officer Yamynn De Angelis Executive Vice President 30 Years 22 Years Chief Risk Officer Chris A. Walters Executive Vice President 22 Years 2 Years CitizensTrust Banking CVBF Name Position Experience Service 10 James F. Dowd Executive Vice President 32 Years 1 Year Chief Credit Officer Interests of senior management and board of directors aligned with those of shareholders Significant equity ownership among executive management and board of directors Total Board: 16.1%, Borba family: 12.8% Knowledgeable team with significant banking experience in the Southern California markets Elsa I. Zavala Executive Vice President 29 Years 16 Years Chief Information Officer Chief Information Officer Chief Information Officer

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12 Financial Institution 2008 ROAE 1 Bank of Hawaii 24.54% 2 Bank of Ozarks 15.96% 3 Northern Trust Corp. 15.57% 4 First Financial Bankshares 15.27% 5 S&T Bancorp 14.77% 6 Westamerica Bancorp 14.77% 7 State Street Corp. 14.60% 8 TrustCo Bank Corp. NY 14.28% 9 NBT Bancorp 14.16% 10 CVB Financial Corp. 13.75% 13 U.S. Bancorp 13.05% 61 City National Corp. 6.08% 66 Wells Fargo 4.97% 80 JPMorgan Chase 4.05% 93 Bank of America 2.43% Source: ABA Banking Journal April 2009 "145 Banks"

BauerFinancial Report (2009) '5' Star Rating ABA Banking Journal (2009) 10th Ranked Bank in the Nation U.S. Banker Magazine (2008) 6th Ranked Bank in the Nation (3-year ROE) U.S. Banker Magazine (2007) Top Business Bank in the Nation 15th Ranked Bank in the Nation America's Finest Companies Investment Directory #318 out of 19,000 U.S. public companies The Findley Report 19 Consecutive Years - Super Premier Performing Bank Fitch Rating BBB+ (September 2009) 13

14 Net Interest Income Plus Non- Interest Income (Before Loan Loss Allowance) Net Income After Taxes (000's)

15 (000's) Net Income After Taxes All-time High

16 (000's) Net Income After Taxes Provision For Loan Losses

17 Source: Q3 2009 earnings release & company filings; core deposits defined as total deposits less jumbo CD's, total deposits does not include customer repos The average cost of deposits stands at .59%. This low cost of deposits has helped the Bank expand its net interest margin to 3.75%, compared to 3.40% for 12/31/2008 Strong relationship based deposit franchise, 72% of deposits are considered "core" Savings and demand deposits are showing a positive trend line, up 22% and 6% respectively, 12/31/2008 to 9/30/2009 Customer Repurchase Agreements or "Citizens Sweep Manager" totaled $460.3 Million as of 9/30/09. Average cost 0.98% Demand Deposits - 35% NOW, ATS and Other Transaction Accounts - 10.3% CDs > 100k - 2.4% MMA & Other Savings - 24.3% CDs > 100k - 27.9%

18 Source: Q3 2009 earnings release & other company filings, SNL Financial-peers represent select CA, OR & WA banks with assets $2 - $9.5 billion CVBF has historically enjoyed significantly lower deposit costs than its peers Core deposits have been steady throughout this difficult credit cycle, showing customers' confidence in CVBF and its ability to thrive in the future confidence in CVBF and its ability to thrive in the future confidence in CVBF and its ability to thrive in the future confidence in CVBF and its ability to thrive in the future Cost of Deposits (%) Core Deposits (000's)

19 Geographic diversification, a focus on relationship banking, and a strong credit culture have allowed CVB to mitigate loan losses through this economic downturn CVB has a strong CRE banking team, lending to projects involving apartment buildings, commercial office space and industrial centers Profitable niche in dairy finance lending, currently 11% of total loans 100% of SFR portfolio is owner occupied Source: Q3 2009 earnings release & company reports Commercial & Industrial 10.7% Construction RE 8.2% Dairy & Livestock 11.4% Auto & Equipment 0.9% Municipal Lease Finance Receivables 4.5% Consumer 1.9% SFR Mortgage 8.1% Commercial RE 54.3% Orange County 14.5% Other Areas 13.5% Los Angeles 32.9% Inland Empire 21.9% Central Valley 17.2% 17.2% 17.2% Total Loans by Type Total Loans by Region

20 As of 9/30/2009 CRE loans totaled $1.96 billion, while construction stood at $295.3 million, or 8.2% of total loans. Construction loans totaled $351.5 million at 12/31/08 Of the CRE loans on the balance sheet, 37.8% are owner-occupied $77 million of the construction portfolio is related to residential construction, while the remaining $218 million is allocated to commercial construction CVBF's land development exposure is limited, which has helped the Bank avoid losses in that struggling asset class. Approximately 23% of the construction portfolio is related to commercial / residential land development Source: Q3 2009 earnings release & company reports Orange County 10.4% Other Areas 8.1% Los Angeles 35.8% Inland Empire 31.5% Central Valley 14.2% Orange County 9.8% San Diego 2.1% Other Areas 16.2% Los Angeles 21.6% Inland Empire 34.3% Central Valley 16.0% 16.0% 16.0% CRE Portfolio by Region Construction Portfolio by Region

21 As of 6/30/2009 real estate loans totaled $2.3 billion, with the largest allocation going to industrial real estate at $665 million, or 28.8% of RE loans The weighted average owner occupied level for the RE portfolio is approximately 46% CVBF's single family portfolio is 100% owner occupied Single family mortgage pools were purchased to diversify the Bank's portfolio as it makes few single family loans, target metrics - FICO's in the 700-800 range with LTV's in the 60% 80% range. No sub-prime lending Source: Q3 2009 earnings release & company reports Single Family Direct 2.8% Single Family Mortgage Pools 10.1% Multifamily 4.8% Industrial 29.6% Office 16.9% Retail 9.8% Medical 5.7% Secured by Farmland 6.9% Other 13.4% 13.4% 13.4%

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As of 9/30/2009 non-performing assets totaled $59.3 million, of which $58.1 million and $1.2 million were from non-performing loans and OREO, respectively On a peer comparison basis, CVBF's credit metrics are superior NPA's / Loans & OREO: 1.65% vs. 4.7% for peers LLR / NPL's: 150.2% vs. 69.9% for peers NCO's / Avg. Loans: 0.05% vs. 2.3% for peers As of 9/30/2009 over 30 days past due loans totaled 0.19% 23 Source: Q3 2009 earnings release and other company filings, Peers represent select CA, OR & WA banks with assets $2 - $9.5 billion, peer data as of 6/30/09 Consumer 0.2% C&I 1.8% CRE 23.3% SFR Mortgage 13.9% RE Construction Commercial 33.8% RE Construction & Land - Residential 27% 27% 27% 27%

24 CVBF's strong loan underwriting culture has limited its exposure to problem credits Continued profitability has allowed CVB to build its capital base and reserves for loan losses. Source: Q3 2009 earnings release, SNL Financial-peers represent select CA, OR & WA banks with assets $2 - $9.5 billion, peer data as of 9/30/09 Source: Q3 2009 earnings release, SNL Financial-peers represent select CA, OR & WA banks with assets $2 - $9.5 billion, peer data as of 9/30/09 Texas Ratio NPA's/Loans & OREO

25 Reserves to loans currently stands at 2.43%, up from 1.44% and 0.95% at 12/31/2008 and 12/31/2007.

26 On a "PTPP" earnings basis, CVBF continues to outperform its competitors The Bank's focus on controlling expenses is ongoing, the Bank had an efficiency ratio of 52.4% for the quarter ended 9/30/2009 CVBF has never reported an annual loss in over thirty years The Bank continues to pay a per-share dividend of 8.5 cents per quarter, yielding over 4% Note: Peers = Nationwide public banks with assets between $3-$10 billion, peer data as of 9/30/09 Source: Q3 2009 earnings release & company filings Pre-Tax Pre-Provision ROA (%) Pre-Tax Pre-Provision ROA (%)

27 Source: Q3 2009 earnings release & company reports, SNL Financial-peers represent select CA, OR & WA banks with assets $2 - $9.5 billion, peer data as of 9/30/09 Source: Q3 2009 earnings release & company reports, SNL Financial-peers represent select CA, OR & WA banks with assets $2 - $9.5 billion, peer data as of 9/30/09 Return on Average Assets Efficiency Ratio Return on Average Tangible Equity Net Interest Margin

28 Source: Q3 2009 earnings release & company reports, SNL Financial-peers represent select CA, OR & WA banks with assets $2 - $9.5 billion, peer data as of 9/30/09 PF TCE/TA ratio reflects net proceeds of a $115 million common equity raise with a 15% over-allotment option, as well as the redemption of TARP preferred stock PF TCE/TA ratio reflects net proceeds of a $115 million common equity raise with a 15% over-allotment option, as well as the redemption of TARP preferred stock PF TCE/TA ratio reflects net proceeds of a $115 million common equity raise with a 15% over-allotment option, as well as the redemption of TARP preferred stock Tangible Equity/Tangible Assets Tier 1 Capital Ratio Tangible Common Equity/Tangible Assets Total Risk - Based Capital Ratio

29 Source: Q3 2009 earnings release. As of 9/30/2009 securities held-to-maturity were valued at approximately $4.2 million Yield on securities represents the fully taxable equivalent Securities Available For Sale Securities portfolio totaled $2.3 billion at the end of the third quarter, 2009. During the first nine months of 2009, the Bank sold certain short maturity securities and recognized a gain on sale of $28.4 million. The portfolio represents 37.8% of the Bank's total earning assets Virtually all of the Bank's mortgage-backed securities were issued by Freddie Mac or Fannie Mae which have the guarantee of the U.S. government. Ninety-four percent of the Bank's municipal portfolio contains securities which have an underlying rating of investment grade. California municipals represent only 6.3% of the municipal bond portfolio Government Agency & GSEs 4.2% MBS 30.1% CMO's / REMIC's 35.2% Municipal Bonds 30.5% Yield on securities portfolio: 4.86% Excel.Chart.8 Excel.Chart.8 Excel.Chart.8

Dec - 07 Mar - 08 June - 08 $7,120 $39,023 ($10,100) $47,439 $42,197 June - 09 Sep. - 09 $82,480

31 31 Organic Growth 5 New Commercial Banking Teams One Specialty Banking Team Total Deposits increased (including REPO's) by $944 million from 9/30/08 to 9/30/09 Growth Through Acquisitions FDIC Assisted (San Joaquin Bank) Trust/Wealth Management "Good Banks"

32 Quality low-cost core deposit franchise Disciplined credit culture Strong capital position Well-positioned to expand business High-quality client relationships Talented bankers/rainmakers Strong capital base for acquisitions Diminished local competition Strong board ownership position (16%) Attractive long-term growth markets Consistent historical dividend payments (over 4% yield)

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